UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Allianz Funds

Allianz Funds Multi-Strategy Trust

AllianzGI Institutional Multi-Series Trust

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY TABULATOR
PO BOX 55909
BOSTON MA 02205-5909
ALLIANZ FUNDS
ALLIANZ FUNDS MULTI-STRATEGY TRUST
ALLIANZGI INSTITUTIONAL MULTI-SERIES TRUST
Special Meeting of Shareholders
December 18, 2014 at 10:00 A.M., Eastern Time
1633 Broadway
New York, NY 10019
*** Your Vote is Important ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 18, 2014.
Dear Shareholder,
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described on the back of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the Notice of Special Meeting, the proxy statement and proxy card, are available at www.2voteproxy.com/Allianz.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the back of this notice on or before December 10, 2014 to facilitate timely delivery.
The combined Special Meeting of Shareholders (the “Meeting”) of the series of Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (the “Trusts”) will be held on December 18, 2014 at 10:00 a.m. Eastern Time at the offices of the Allianz Global Investors Fund Management LLC at 1633 Broadway, New York, NY 10019. Directions to attend the Meeting and vote in person can be obtained by calling 1-212-739-3000. The Meeting will be held for the purpose of voting on the following proposal, which the Board of Trustees of each Trust recommends that you vote FOR:
1. To Elect Trustees of the Trust:
(1) Deborah A. DeCotis
(2) F. Ford Drummond
(3) Bradford K. Gallagher
(4) Hans W. Kertess
(5) Susan M. King
(6) James A. Jacobson
(7) James S. MacLeod
(8) William B. Ogden, IV
(9) Alan Rappaport
(10) Davey S. Scoon
(11) Julian Sluyters
In addition, any other business that may properly come before the Meeting or any adjournment or postponement may be transacted at the Meeting.
You may attend the Meeting in person and vote your shares at that time. If you cannot attend or do not wish to attend the Meeting in person, please follow the instructions on the reverse side to view the materials and vote online or obtain proxy materials via one of the methods listed on the back of this notice. Please vote your proxy promptly so that your shares may be represented at the Meeting.
Thank you in advance for your participation.
ALZ14 - N&A - V5

Online Viewing and Voting is Quick, Easy and Eco-Friendly!
A convenient way to View important Proxy Materials and Vote immediately in 3 simple steps
Step 1: Go to the Electronic Voting Site at www.2voteproxy.com/Allianz
Step 2: Access and View the Proxy Materials by clicking on the associated links provided.
Step 3: Follow simple instructions on the screen to log in and vote your eligible position(s).
REQUESTING COPIES OF THE PROXY MATERIALS
The proxy statement is available online. If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 10, 2014 to facilitate timely delivery.
Internet – Access the Internet and go to www.2voteproxy.com/Allianz. Follow the instructions to log in and order copies and/or set future delivery preferences.
Telephone – Call us free of charge at 1-855-382-6348 in the U.S. or Canada using a touch-tone phone and follow the instructions to log in and order copies and/or set future delivery preferences.
E-mail – Send us an e-mail at materials@2voteproxy.com with “Allianz Funds Materials Request” in the subject line. The e-mail must include:
The 14-digit control # located in the box in the center of the front of this notice.
Your preference to receive materials via mail -or- to receive an e-mail with links to the electronic materials.
If you choose e-mail delivery, you must include your e-mail address.
If you would like this election to apply to delivery of material for all future meetings, write the word
“Permanent” and include the last 4 digits of your social security number or Tax ID number in the e-mail.
HOW TO VOTE: (Please note: You cannot vote by returning this Notice)
To vote your eligible position(s), you must either (1) vote online via the Internet (as instructed on the front of this notice), (2) vote by telephone (as instructed on the website), or (3) request a copy of a full set of proxy materials, which includes a proxy voting card (as instructed above). If you wish to vote at the Meeting, then bring this notice and proper identification with you.
WE NEED YOUR VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE OF FURTHER SOLICITATION.
THANK YOU IN ADVANCE FOR YOUR PARTICIPATION.
ALZ14 - N&A - V5

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 18, 2014. ALLIANZ FUNDS ALLIANZ FUNDS MULTI-STRATEGY TRUST ALLIANZGI INSTITUTIONAL MULTI-SERIES TRUST Meeting Information Meeting Type: Special Meeting For holders as of: October 17, 2014 Date: December 18, 2014 Time: 10:00 A.M. EST Location: 1633 Broadway New York, New York 10019 You are receiving this communication because you hold shares in the fund named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M79351-S25006

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF SPECIAL MEETING, PROXY STATEMENT AND PROXY CARD How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 5, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. -Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box M79352-S25006 marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items The Board of Trustees recommends you vote FOR the following: 1. To Elect Trustees of the Trust: 01) Deborah A. DeCotis 02) F. Ford Drummond 03) Bradford K. Gallagher 04) Hans W. Kertess 05) Susan M. King 06) James A. Jacobson 07) James S. MacLeod 08) William B. Ogden, IV 09) Alan Rappaport 10) Davey S. Scoon 11) Julian Sluyters 2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof. M79353-S25006

Voting Instructions M79354-S25006